United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2004

CAL DIVE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	95-3409686
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

(281) 618-0400
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
Signatures
Index to Exhibits
Press Release dated August 4, 2004
Second Quarter 2004 Earnings Conference Call Presentation

Item 7. Financial Statements and Exhibits.

Number	Description
99.1	Press Release of Cal Dive International, Inc. dated August 4, 2004 reporting Cal Dive’s financial results for the second quarter of 2004.
99.2	Second Quarter 2004 Earnings Conference Call Presentation.

Item 12. Results of Operations and Financial Condition.

     Incorporated by reference are the press release and Second Quarter 2004 Earnings Conference Call Presentation issued by the Registrant on August 4, 2004 regarding earnings for the second quarter of 2004, attached as Exhibits 99.1 and 99.2, respectively. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Cal Dive International, Inc.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 4, 2004
Cal Dive International, Inc.
By:
A. Wade Pursell
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated August 4, 2004

99.2	Second Quarter 2004 Earnings Conference Call Presentation